SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☑	Preliminary proxy Statement	☐	Confidential, for Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))

☐	Definitive proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Infinity, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held June 16, 2005
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS To Be Held June 16, 2005
GENERAL INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CORPORATE GOVERNANCE
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2
PROPOSAL 3
PROPOSAL NO. 4
PROPOSAL NO. 5
Appendix A
Appendix B
Appendix C
Appendix E

INFINITY, INC.
950 Seventeenth Street, Suite 800
Denver, Colorado 80202
(720) 932-7800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 16, 2005
TO THE SHAREHOLDERS OF INFINITY, INC.:
      Notice hereby is given that the annual meeting of shareholders of Infinity, Inc. will be held at the principal executive office of Consolidated Oil Well Services, Inc., a wholly-owned subsidiary, at 1322 South Grant Avenue, Chanute, Kansas, on June 16, 2005, at 9:00 a.m., Central Time, for the following purposes:

1. To elect five (5) directors to serve until the 2006 annual meeting of shareholders and until their successors have been duly elected and qualified;

2. To approve the reincorporation of Infinity, Inc. in the State of Delaware;

3. To approve the establishment of a classified board of directors;

4. To approve the 2005 Equity Incentive Plan;

5. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman, P.C. as our independent registered public accounting firm for the current fiscal year; and

6. To transact such other business as may properly come before the meeting or any adjournment thereof.
      Only holders of the $.0001 par value common stock of record at the close of business on April 29, 2005 will be entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.
      Our Annual Report on Form 10-K for the year ended December 31, 2004 is being mailed with this proxy statement to all of our shareholders, and your board of directors urges you to read it.
      All shareholders, whether or not they expect to attend the annual meeting of shareholders in person, are urged to sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

BY ORDER OF THE BOARD OF DIRECTORS

STANTON E. ROSS
PRESIDENT
Denver, Colorado
May 13, 2005

INFINITY, INC.
950 Seventeenth Street, Suite 800
Denver, Colorado 80202
(720) 932-7800

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 16, 2005

GENERAL INFORMATION
      This proxy statement is furnished to shareholders of Infinity, Inc. (“Infinity” or the “Company”), for use at our annual meeting of shareholders to be held at the principal executive office of Consolidated Oil Well Services, Inc. at 1322 South Grant Avenue, Chanute, Kansas, on June 16, 2005, at 9:00 a.m., Central Time, and at any and all adjournments thereof. It is anticipated that this proxy statement and the accompanying proxy will be mailed to our shareholders on or about May 13, 2005.
      Any person signing and returning the enclosed proxy may revoke it at any time before it is voted by giving written notice of such revocation to Infinity, or by voting in person at the meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by Infinity. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in the performance of that task. In addition, we have engaged MacKenzie Partners, Inc. to assist in our proxy solicitation. We anticipate that the cost of these services will be approximately $7,500, plus out-of-pocket expenses.
      The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, whether in person or by proxy, constitutes a quorum at the annual meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
      Abstentions and withheld votes for directors will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists, but will not be counted as a vote in favor of such matter.
      A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
Votes Required

•	Election of Directors: To elect the nominated directors requires the affirmative vote of the majority of the shares represented at the annual meeting, in person or by proxy. Any shares not voted (whether by withholding the vote, broker non-vote or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another candidate receiving a larger number of votes.

•	Reincorporation of the Company in Delaware: To be approved, this matter requires the affirmative vote of a majority of the voting power of the issued and outstanding shares entitled to vote. Consequently, broker non-votes and abstentions on this matter have the effect of a vote against the matter.

•	Approval of Adoption of a Classified Board: To be approved, this matter requires the affirmative vote of a majority of the voting power of the issued and outstanding shares entitled to vote. Consequently, broker non-votes and abstentions on this matter have the effect of a vote against the matter.

•	Approval of the 2005 Equity Incentive Plan: To be approved, this matter must receive more affirmative votes than votes in opposition of the voting power of those shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions on this matter have no impact on this matter.
      All shares represented by valid proxies will be voted in accordance therewith at the meeting. Our Annual Report on Form 10-K for the year ended December 31, 2004 accompanies this proxy statement, but does not constitute part of these proxy soliciting materials.
      All voting rights are vested exclusively in the holders of Infinity’s $.0001 par value common stock. Only shareholders of record at the close of business on April 29, 2005, are entitled to notice of and to vote at the meeting or any adjournment thereof. On April 29, 2005, we had 13,302,388 shares of $.0001 par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the meeting, including the election of directors. Cumulative voting in the election of directors is not permitted.
      A majority of Infinity’s outstanding common stock represented in person or by proxy shall constitute a quorum at the meeting.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth the number and percentage of shares of Infinity’s $.0001 par value common stock owned beneficially, as of April 29, 2005, by any person who is known to Infinity to be the beneficial owner of 5% or more of such common stock, and, in addition, by each director, nominee for director and executive officer of Infinity, and by all directors, nominees for director and executive officers of Infinity as a group. Information as to beneficial ownership is based upon statements furnished to Infinity by such persons. As of April 29, 2005, 13,302,388 shares of our common stock were issued and outstanding.

	Amount and Nature of	Percent
Name and Address of Beneficial Owner(1)	Beneficial Ownership	of Class

Gilder, Gagnon, Howe & Co. LLC(2)	1,009,548	7.6%
Wellington Management Company LLP(3)	1,212,000	9.1%
Elliot M. Kaplan(4)	25,000	*
Robert O. Lorenz(5)	40,000	*
Leroy C. Richie(6)	142,500	1.1%
Stanton E. Ross(7)	1,076,038	8.0%
James A. Tuell(8)	70,000	*
James W. Dean(9)	45,900	*
Stephen D. Stanfield(10)	98,500	*
All directors, nominees for director, and executive officers as a group (7 persons)(11)	1,497,938	10.8%

*	The percentage of shares beneficially owned is less than 1%.

(1)	The address of these persons, unless otherwise noted, is Infinity, Inc., 950 Seventeenth Street, Suite 800, Denver, Colorado 80202.

(2)	The address of Gilder, Gagnon, Howe & Co. LLC (“GGH”) is 1775 Broadway, 26th Floor, New York, NY 10019. GGH is a registered broker-dealer and may be deemed to be the beneficial owner of 971,664 of our shares. These shares are held in customer accounts over which partners and/or employees of GGH have discretionary authority to dispose of or direct the disposition of the shares. Partners of GGH hold 13,159 of our shares in accounts owned by them or their families. The profit-sharing plan of GGH holds 24,725 of our shares.

(3)	The address of Wellington Management Company, LLP (“WMC”) is 75 State St., Boston, MA 02109. WMC is a registered investment advisor and may be deemed to be the beneficial owner of 1,212,000 of our shares. These shares are owned of record by clients of WMC.

(4)	Includes 22,000 shares which may be purchased within 60 days under stock options held by Mr. Kaplan.

(5)	Includes 35,000 shares which may be purchased within 60 days under stock options held by Mr. Lorenz.

(6)	Includes 142,500 shares which may be purchased within 60 days under stock options held by Mr. Richie.

(7)	Includes 225,700 shares which may be purchased within 60 days under stock options held by Mr. Ross. Mr. Ross has pledged 675,000 shares of Infinity common stock owned by him to support margin loans from brokerage firms in the current amount of approximately $850,000. This arrangement was in place during all of 2004. Under this arrangement, Infinity common stock owned by Mr. Ross could be sold by the brokers to meet margin calls or under certain other conditions.

(8)	Includes 50,000 shares which may be purchased within 60 days under stock options held by Mr. Tuell.

(9)	Includes 40,000 shares which may be purchased within 60 days under stock options held by Mr. Dean.

(10)	Includes 98,500 shares which may be purchased within 60 days under stock options held by Mr. Stanfield.

(11)	Includes options to purchase 613,700 shares exercisable within 60 days.
CORPORATE GOVERNANCE
Meetings and Committees of the Board of Directors
      The board of directors held eight meetings during the year ended December 31, 2004.
      Audit Committee. Infinity has an Audit Committee, comprised of Elliot M. Kaplan, Robert O. Lorenz, and Leroy C. Richie, with Mr. Lorenz serving as chair of the committee which held eight meetings during 2004. Each member of the Audit Committee is independent as defined in the NASDAQ listing standards. The Audit Committee reviews our financial reporting process, system of internal controls, audit process and process for monitoring compliance with applicable law and our code of conduct. The Audit Committee is also responsible for the engagement and evaluates the performance of our independent auditor.
      The board of directors has adopted a written charter for the Audit Committee, a copy of which is available on Infinity’s website at http://www.infinity-res.com. To access our corporate governance materials, click on “Investor Relations.”
      The board of directors has determined that Mr. Lorenz qualifies as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the Securities and Exchange Commission and that each member of the Audit Committee meets the financial sophistication requirements contained in the NASDAQ listing standards.
      Compensation Committee. Infinity has a Compensation Committee, comprised of Messrs. Kaplan, Lorenz, and Richie, which met one time during 2004. Each of the members of the Compensation Committee is independent as defined in the NASDAQ listing standards. The responsibilities of the Compensation Committee include evaluating the performance of and approving the compensation of the Chief Executive Officer, periodically reviewing and recommending compensation arrangements for other executive officers and administering Infinity’s stock compensation plans.
      The board of directors has adopted a charter for the Compensation Committee, a copy of which is available on Infinity’s website at http://www.infinity-res.com. To access our corporate governance materials, click on “Investor Relations.”

      Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee, which is comprised of Messrs. Kaplan, Lorenz, and Richie, was established in March 2004 and met one time during 2004. Each of the members of the Committee is independent as defined in the NASDAQ listing standards. The Corporate Governance and Nominating Committee is responsible for selecting and evaluating potential board of director nominees, overseeing corporate governance issues and reviewing all matters pertaining to fees and retainers paid to directors for service on the board of directors or a board committee.
      The board of directors has adopted a charter for the Corporate Governance and Nominating Committee, a copy of which is available on Infinity’s website at http://www.infinity-res.com. To access our corporate governance materials, click on “Investor Relations.”
      The Corporate Governance and Nominating Committee will receive, review and evaluate director candidates recommended by shareholders. The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations. Candidates proposed by shareholders will be evaluated by the Committee in the same manner as candidates who are not proposed by shareholders. While shareholders may propose director nominees at any time, Infinity must receive the required notice (described below) on or before the date set forth in the prior year’s annual proxy statement under the heading “Shareholder Proposals” in order to be considered by the Corporate Governance and Nominating Committee in connection with Infinity’s next annual meeting of shareholders.
      Shareholders wishing to recommend a director candidate to serve on the board may do so by providing advance written notice to the Chairman of the Corporate Governance and Nominating Committee which identifies the candidate and includes the information described below. The notice shall be sent to the following address:

Infinity, Inc.
Attn: Chairman of the Corporate Governance and Nominating Committee
c/o Corporate Secretary
950 Seventeenth Street, Suite 800
Denver, Colorado 80202
      The notice shall contain the following information:

•	The name of the nominating shareholders and the address, phone number and e-mail address at which the nominating shareholders can be contacted.

•	Evidence of the number of shares of Infinity’s common stock held by the nominating shareholders, a statement of how long the nominating shareholders has held those shares, and a statement that the nominating shareholders will continue to hold those shares at least through our next annual meeting of shareholders.

•	The candidate’s full name, together with the address, phone number and e-mail address at which the candidate can be contacted.

•	A statement of the candidate’s qualifications and experiences, and any other qualities that the nominating shareholders believe that the candidate would bring to the board.

•	A description of any relationship and all arrangements or understandings, if any, between the shareholders and the candidate and any other person or persons with respect to the candidate’s proposed service on the board.

•	Information that would bear on the independence of the recommended candidate (such as affiliated transactions or relationships).

•	Any proceedings adverse to the Company, including legal proceedings, to which the recommended candidate or an associate is a party.

•	Information regarding whether the recommending stockholder or recommended candidate has plans to submit proposals for the Company or seeks to address any personal interest involving the Company.

•	The candidate’s resume, which must include at a minimum a detailed description of the candidate’s business, professional or other appropriate experience for at least the last ten (10) years, a list of other boards of directors on which the candidate currently serves or on which he or she served in the last ten (10) years, and undergraduate and post-graduate educational information.

•	A written statement, signed by the candidate, agreeing that if he or she is selected by the Committee and the board, he or she will (i) be a nominee for election to the board, (ii) provide all information necessary for us to include in our proxy statement under applicable SEC or Nasdaq rules, and (iii) serve as a director if he or she is elected by shareholders.

•	Any additional information that the nominating shareholder believes is relevant to the Committee’s consideration of the candidate.
      A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Infinity. The Corporate Governance and Nominating Committee will evaluate the independence of directors and potential directors, as well as his or her business experience, understanding of and experience in the energy industry, personal skills, or specialized skills or experience, relative to those of the then-current directors. Diversity of background and experience, including diversity of race, ethnicity, international background, gender and age, are also important factors in evaluating candidates for board membership. The Committee will also consider issues involving possible conflicts of interest of directors or potential directors, the results of interview of selected candidates by members of the committee and the Board, and the totality of the circumstances.
Communication with Security Holders
      Infinity has established a process for security holders to send communications to the board of directors. Shareholders wishing to send communications to the Board of Directors of Infinity, Inc. should write or send an email to the Board of Directors at:

Board of Directors
Infinity, Inc.
950 17th Street, Suite 800
Denver, CO 80202
email: directors@infinity-res.com
      All such communication shall state the type and amount of Company securities held by the security holder and shall clearly state that the communication is intended to be shared with the Board of Directors, or if applicable, with a specific committee of the Board. All such communications will be forwarded promptly to the members of the Board or specific Board committee.
Director Attendance at the Annual Meeting
      All members of the board of directors are encouraged, but not required, to attend the annual meeting of shareholders. All four of Infinity’s directors attended the 2004 annual meeting of shareholders.
Code of Ethics
      Infinity has adopted a code of ethics that applies to the directors, senior executive and financial officers, and other executive officers. In addition, Infinity has adopted a code of ethics and business conduct which applies to all employees. The code of ethics for directors and officers and the code of ethics and business conduct for employees are available on Infinity’s website at http://www.infinity-res.com. To access our corporate governance materials, click on “Investor Relations.”

Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires Infinity’s directors, executive officers and persons who own more than ten percent of a registered class of Infinity’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Infinity. Directors, executive officers and greater-than-ten-percent shareholders are required by Commission regulations to furnish Infinity with copies of all Section 16(a) forms that they file.
      Based solely on the written and oral representations of its directors and executive officers and a review of copies of Forms 3, 4 and 5 that were filed with the Commission, Infinity believes that all filing requirements pursuant to Section 16(a) were complied with during 2004 with the exception of Messrs. Kaplan and Lorenz, who each filed one late report with respect to one transaction.
Executive Compensation and Other Information
      The following tables set forth information regarding executive compensation for Infinity’s President and Chief Executive Officer and each other executive officer who received compensation in excess of $100,000 during the years ended December 31, 2004, 2003, and 2002.
SUMMARY COMPENSATION TABLE

						Long-Term
		Annual Compensation				Compensation

				Other		Restricted	Securities
				Annual		Security	Underlying	All Other
		Salary	Bonus	Compensation		Awards	Options	Compensation
Name and Principal Position	Year	($)	($)	($)		($)	(#)	($)(1)

Stanton E. Ross,	2004	$162,500	$25,000	$2,050		—	60,000	$1,005
President and Chief Executive	2003	$110,000	—	$16,965	(2)	—	—	$1,005
Officer	2002	$110,000	$41,234	$91,186	(3)	—	50,000	$1,005
James A. Tuell	2004	$143,308	$25,000	—		—	20,000	—
Executive Vice President(4)
Stephen D. Stanfield	2004	$96,717	$20,000	$1,250		—	35,000	$780
Senior Vice President, Oilfield	2003	$81,417	—	$1,895		—	—	$780
Services	2002	$74,154	—	$1,787		—	13,500	$780
James W. Dean	2004	$79,231	$25,000	—		—	20,000	—
Vice President — Strategic and
Corporate Development(5)
Jon D. Klugh,	2004	$104,410	$10,000	$9,600	(7)	—	35,000	$915
Chief Financial Officer(6)	2003	$76,300	—	$9,600	(7)	—	—	$915
	2002	$70,123	$21,000	$9,962	(7)	—	13,500	$915

(1)	Amount shown represents premiums paid on life insurance policies for the benefit of Messrs. Ross, Stanfield and Klugh.

(2)	Amount shown includes $10,720 for personal use of company aircraft which was reported as taxable income.

(3)	Amount shown includes $72,662 paid for reimbursement of taxes paid on exercise of non-qualified stock options.

(4)	Mr. Tuell joined Infinity in February 2004.

(5)	Mr. Dean joined Infinity in March 2004.

(6)	Effective December 31, 2004, Mr. Klugh resigned as the Chief Financial Officer of Infinity.

(7)	Represents an automobile allowance.

OPTION GRANTS IN LAST FISCAL YEAR

			Individual Grants		Potential Realizable
					Value at Assumed
	Number of	Percent of			Annual Rates of Share
	Securities	Total Options			Price Appreciation
	Underlying	Granted to	Exercise or		for Option Term
	Options	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)

Stanton E. Ross	60,000	15%	4.26	6/17/2014	$160,740	$407,340
James A. Tuell	20,000	5%	4.26	6/17/2014	$53,580	$135,780
Stephen D. Stanfield	35,000	9%	4.26	6/17/2014	$93,765	$237,615
James W. Dean	20,000	5%	4.26	6/17/2014	$53,580	$135,780
Jon D. Klugh	35,000	9%	4.26	6/17/2014	$93,765	$237,615
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares		Fiscal Year-End (#)		Fiscal Year-End ($)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Stanton E. Ross	40,000	132,000	250,000	—	$875,650	—
James A. Tuell	—	—	20,000	—	$78,000	—
Stephen D. Stanfield	—	—	93,700	—	$297,344	—
James W. Dean	—	—	20,000	—	$78,000	—
Jon D. Klugh	—	—	108,500	—	$384,800	—
      Infinity has no employment agreements with any of its executive officers.
      Members of the board of directors who are not employees of Infinity receive a fee of $5,000 per quarter. They are also entitled to reimbursement of reasonable travel expenses incurred by them in attending Board meetings.
      Infinity has no retirement, pension, profit sharing or other plans covering its officers and directors except as disclosed below and except for a 401(k) Plan to which Infinity made no contributions prior to December 31, 2003. On January 1, 2004, Infinity began matching employee contributions on a dollar for dollar basis up to 4% of the employee’s gross salary. All employees of Infinity and its subsidiaries, including the named executive officers, who have been employed for a minimum of ninety days, are eligible to participate in the 401(k) Plan.
Stock Option Plans
      Over the past twelve years, we have established several stock option plans which allow the board to grant stock options from time to time to Infinity’s employees, officers, directors and consultants. Other than the number of shares authorized under each plan, the plans are identical. Pursuant to the stock option plans, the board has the power to determine at the time the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. Incentive Stock Options may be granted only to persons who are employees or officers of Infinity. Vesting provisions are determined by the board at the time the options are granted. Each of the plans may be amended by the board of directors at any time, provided that the board may not amend any plan to materially increase the benefits accruing to participants under the plan, or materially change the eligible classes of participants without shareholder approval.

      The table below sets forth the name of each of our stock option plans, the date each plan was approved by shareholders, the number of options outstanding under each plan and the exercise price of outstanding options:

		Options Outstanding
	Date of Shareholder	at December 31,	Exercise Price
Name of Plan	Approval	2004	($/Share)

1992 Stock Option Plan(1)	March 1992	2,000	$3.00
2000 Stock Option Plan	July 2000	111,000	$1.50
2001 Stock Option Plan	July 2001	187,000	$3.815 to $5.00
2002 Stock Option Plan	June 2002	264,000	$5.00
2003 Stock Option Plan	June 2003	237,500	$8.70
2004 Stock Option Plan	June 2004	363,750	$4.26

(1)	The 1992 Stock Option Plan has expired and no additional options may be issued under this plan.
      On April 17, 2005, the board of directors adopted, subject to shareholder approval, an equity incentive plan (the “2005 Plan”). The 2005 Plan is being presented to shareholders for approval at the June 16, 2005 annual meeting of shareholders. See “Proposal No. 4 — Approval of 2005 Equity Incentive Plan.”
Current Executive Officers
      The following table sets forth the name and age of each of our executive officers, indicating all positions and offices with Infinity presently held:

Name	Age	Positions and Offices Held

Stanton E. Ross	43	President, Treasurer and Director of Infinity, Inc.
James A. Tuell	45	Executive Vice President and Director of Infinity, Inc.
		President of Infinity Oil and Gas of Texas, Inc.
		President of Infinity Oil & Gas of Wyoming, Inc.
Stephen D. Stanfield	49	Senior Vice President, Oilfield Services of Infinity, Inc.
		President of Consolidated Oil Well Services, Inc.
James W. Dean	38	Vice President, Strategic and Corporate Development of Infinity, Inc.
      Set forth below are the names of all executive officers of Infinity, all positions and offices with Infinity held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

Stanton E. Ross. Mr. Ross has been President, Treasurer and a director of Infinity since March 1992, and serves as an officer and director of each of Infinity’s subsidiaries. For a detailed description of Mr. Ross’ business experience, see “Proposal No. 3 — Election of Directors.”

James A. Tuell. Mr. Tuell has been the Executive Vice President of Infinity, Inc. since March 2005 and a director since April 2005. For a detailed description of Mr. Tuell’s business experience, see “Proposal No. 3 — Election of Directors.”

Stephen D. Stanfield. Mr. Stanfield has been Senior Vice President, Oil Field Services of Infinity, Inc. since June 2004. He has also served as the Chief Operating Officer of Consolidated Oil Well Services, Inc., a wholly-owned subsidiary of Infinity, Inc., since October 2000 and in March 2004 was promoted to President of Consolidated Oil Well Services, Inc. Prior to joining Infinity, Mr. Stanfield was an Assistant Manager with Crude Marketing Inc. from February 2000 to October 2000. Crude Marketing Inc. buys, transports and sells crude oil in eastern Kansas and northeastern Oklahoma. From 1990 to February 2000, Mr. Stanfield was employed with EOTT Energy, which was based in Houston, Texas.

Mr. Stanfield served as Operations Coordinator for the Mid-Continent Region and was responsible for coordinating crude oil transportation in a nine state area. Mr. Stanfield began his career in the oil and gas industry in 1981 with American Fracmaster Inc., which was headquartered in Oklahoma City, Oklahoma. He served as a Service Supervisor, Operations Manager, and Sales Representative at the company’s Chanute, Kansas and Bartlesville, Oklahoma facilities. He was employed with them until they sold the eastern Kansas operation to Eastern Frac Inc. and remained with that company until 1988. Mr. Stanfield served with the United States Air Force from 1976 to 1980.

James W. Dean. Mr. Dean has been Infinity’s Vice President, Strategic and Corporate Development since March 2004. Prior to joining Infinity, Mr. Dean was an investment banker with First Albany Capital, Inc. from September 2000 to March 2004, with clients and transactional experience focused in the energy industry, primarily related to oil and gas exploration and production. From January 2000 to September 2000, Mr. Dean worked as an independent consultant in the high-tech industry. From 1996 to January 2000, Mr. Dean worked for Key Energy Services, Inc., a publicly-traded oilfield service firm, most recently as Vice President of Financial Planning and Analysis and, prior to that, Manager of Financial Planning and Analysis. From 1991 to 1996, Mr. Dean worked in energy corporate finance for Rauscher Pierce Refsnes, Inc., now RBC Capital Markets, and worked for Petrie Parkman & Co. in its mergers and acquisitions group in 1996. Mr. Dean began his career in 1990 at Price Waterhouse, LLP, now PricewaterhouseCoopers, in its tax department. Mr. Dean received a B.A. in economics and managerial studies from Rice University.

      Infinity’s executive officers hold office until the next annual meeting of the directors of Infinity which is currently scheduled for June 16, 2005. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors or nominees was selected as an officer or director or nominee for director of Infinity.

Performance Graph
      The following graph presents a comparison of the yearly percentage change in the cumulative total return on the Common Stock over the period from December 31, 1999 to December 31, 2004, with the cumulative total return of the Nasdaq Composite Index and of the American Stock Exchange Natural Resource Industry Index of publicly traded companies over the same period. The graph assumes that $100 was invested on December 31, 1999, in the Common Stock at the closing market price at the beginning of this period and in each of the other two indices and the reinvestment of all dividends, if any.
      Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future financial performance.
Comparison of Five-Year Cumulative Total Returns
Performance Graph of Infinity, Inc.
Certain Relationships and Related Transactions
      Infinity’s wholly-owned subsidiary, Consolidated Oil Well Services, Inc., had a credit facility with an outstanding balance of approximately $3.6 million at December 31, 2004. Of this amount, $1,000,000 had been guaranteed by Stanton E. Ross, our President and CEO. The credit facility was repaid in full in January 2005 and the guaranty is no longer in effect.
      In June 2004, Infinity executed a promissory note payable to Stanton Ross for $20,000. The note was repaid in full during 2004.
Report of the Compensation Committee
      The Compensation Committee is currently comprised of Elliot M. Kaplan, Robert O. Lorenz, and Leroy C. Richie. Mr. Kaplan joined the board in July 2004. During 2004, O. Lee Tawes, who resigned as a director effective April 1, 2005, served on the Compensation Committee. The Committee is responsible for establishing and administering the compensation philosophy, policies, and plans for our non-employee directors and executive officers.

      Infinity’s executive compensation philosophy is that compensation should largely be tied to our performance and the sustained creation of shareholder value. Infinity’s compensation programs are also designed to encourage share ownership. Infinity believes that share ownership effectively aligns the interests of executives with those of our shareholders.
      In determining compensation levels for 2004, the Compensation Committee conducted a subjective evaluation of each officer’s performance and contributions to Infinity and also considered Infinity’s past performance, future prospects and long-term growth potential. Our executive compensation program consists of three principal components: base salary, stock option awards and discretionary bonus awards. These components are described below:

Base Salary. Executive salaries were established initially at levels consistent with the salaries of industry peers of similar size and with similar growth prospects. The Committee considered the factors listed above, as well as increases in the cost of living as reported in various indices, in setting the level of base salary in 2004.

Stock Option Awards. Infinity has several stock options plans under which executive officers may be granted options to purchase Infinity’s common shares. In determining the specific grants for 2004, the board of directors issued a stock option grants consistent with our compensation philosophy of aligning the interests of executives with those of our shareholders and encouraging share ownership by executives as well as Infinity’s need to attract and retain key officers.

Discretionary Bonus Awards. In determining discretionary bonus awards relating to 2004 performance, the Compensation Committee considered the factors listed above as well as the overall financial condition of Infinity. Discretionary bonuses aggregating $105,000, or approximately 18% of total executive salaries, were awarded.

Chief Executive Officer’s 2004 Compensation. Mr. Ross’ base salary for 2004 was $162,500, a 46% increase from 2003. In establishing Mr. Ross’ salary for 2004, the Committee considered the factors listed above, as well as Mr. Ross’ significant contributions to Infinity’s fundraising efforts.

Submitted by the Compensation Committee:

Elliot M. Kaplan
Leroy C. Richie
Robert O. Lorenz
Report of the Audit Committee
      The Audit Committee of the board of directors currently consists of Elliot M. Kaplan, Robert O. Lorenz, and Leroy C. Richie, each of whom is independent as defined in the NASDAQ listing standards. Mr. Kaplan joined the board in July 2004. During 2004, O. Lee Tawes, who resigned as a director effective March 31, 2005, served on the Audit Committee. The Audit Committee operates pursuant to a charter which was approved and adopted by the board. The Audit Committee, on behalf of the board, oversees Infinity’s financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited consolidated financial statements and the footnotes thereto in Infinity’s annual report on Form 10-K, as amended, for the fiscal year ended December 31, 2004, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the consolidated financial statements. The Audit Committee held 8 meetings during the year ended December 31, 2004.
      Infinity’s outside independent registered public accounting firm, Ehrhardt Keefe Steiner & Hottman, P.C., is responsible for expressing an opinion on the conformity of Infinity’s audited consolidated financial statements in all material respects, to accounting principles generally accepted in the United States.

The Audit Committee reviewed and discussed with the independent registered public accounting firm its judgments as to the quality, not just the acceptability, of Infinity’s accounting principles and such other matters as are required to be discussed by the Audit Committee with Infinity’s independent registered public accounting firm under Statement on Auditing Standards 61, as amended. Infinity’s independent registered public accounting firm has expressed its opinion that Infinity’s audited consolidated financial statements conform in all material respects to accounting principles generally accepted in the United States. The independent registered public accounting firm has full and free access to the Audit Committee.
      The Audit Committee discussed with the independent registered public accounting firm its independence from management and Infinity, and received from them the written disclosures and a letter concerning the independent registered public accounting firm’s independence required by the Independence Standard Board Standard No. 1.
      The Audit Committee discussed with Infinity’s independent registered public accounting firm the overall scope and plans of the audit. The Audit Committee met with the independent registered public accounting firm to discuss the results of its audit, their evaluations of Infinity’s internal controls and the overall quality of Infinity’s financial reporting.
      In reliance on the review and discussions referred to above, the Audit Committee recommended to the board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the board the selection of Ehrhardt Keefe Steiner & Hottman, P.C. to serve as Infinity’s independent registered public accounting firm for the year ending December 31, 2005.

Submitted by the members of the Audit Committee:

Robert O. Lorenz
Leroy C. Richie
Elliot M. Kaplan
Equity Compensation Plan Information
      The following table provides information as of December 31, 2004, with respect to shares of Infinity’s Common Stock that may be issued under equity compensation plans:

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,165,250	$5.00	195,881
Equity compensation plans not approved by security holders	—	—	—

Total	1,165,250	$5.00	195,881

Compensation Committee Interlocks and Insider Participation
      None of the members of the Compensation Committee in 2004, Elliot M. Kaplan, Robert O. Lorenz, Leroy C. Richie and O. Lee Tawes, has ever been an officer or employee of Infinity or its subsidiaries. All relationships between these directors and Infinity required to be disclosed have been disclosed elsewhere in this proxy statement.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
      Infinity’s board of directors is comprised of five directors. The board of directors has nominated for election as directors Messrs. Ross, Tuell, Kaplan, Lorenz and Richie, all of whom are current members of the board of directors. The directors will hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The person named as “proxy” in the enclosed form of proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the board of directors.
      The following table sets forth the name and age of each director, indicating all positions and offices with Infinity presently held, and the period during which each person has served as a director:

Name	Age	Positions and Offices Held and Term as a Director

Stanton E. Ross	43	President, Treasurer and Director since March 1992
James A. Tuell(1)	45	Executive Vice President and Director since April 2005
Elliot M. Kaplan	54	Director since July 2004
Robert O. Lorenz	58	Director since January 2004
Leroy C. Richie	63	Director since June 1999

(1)	Effective April 1, 2005, Mr. O. Lee Tawes resigned as a director of Infinity, Inc. The board of directors selected James A. Tuell to fill the vacancy on the board of directors until the next annual meeting of shareholders.
      There is no family relationship between any director or executive officer of Infinity.
      The board of directors has determined that Messrs. Kaplan, Lorenz, and Richie are independent as defined in the NASDAQ listing standards.
      Set forth below are the names of all directors and nominees for director of Infinity, all positions and offices with Infinity held by each such person, the period during which each has served as such, and the principal occupations and employment of such persons during at least the last five years:

Stanton E. Ross. Mr. Ross has been President, Treasurer and a director of Infinity since March 1992, and serves as an officer and director of each of Infinity’s subsidiaries. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Overland Park, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc. which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager.

James A. Tuell. Mr. Tuell has been Executive Vice President of Infinity since March 2005 and a director of Infinity since April 2005. Since February 2004 and June 2004, Mr. Tuell has also served as President of Infinity Oil & Gas of Wyoming, Inc., and Infinity Oil and Gas of Texas, Inc., wholly-owned subsidiaries of Infinity, Inc. Prior to joining Infinity, Mr. Tuell owned and operated an accounting and finance consultancy which served Infinity and numerous other independent energy companies from July 2001 to February 2004. From 1996 through July 2001, Mr. Tuell served as Controller and Chief Accounting Officer of Basin Exploration, Inc. From 1994 through 1996, he served as Vice President and

Controller of Gerrity Oil & Gas Corporation. Mr. Tuell was employed by the independent accounting firm of Price Waterhouse from 1981 through 1994, most recently as a Senior Audit Manager. He earned a B.S. in accounting from the University of Denver and is a certified public accountant.

Elliot M. Kaplan. Mr. Kaplan has served as a director of Infinity since July 2004. Mr. Kaplan has been a practicing attorney with Daniels & Kaplan, P.C., Attorneys at Law since 1994, specializing in corporate strategizing. From 1991 to 1993, Mr. Kaplan practiced law with the firm of Berman, DeLeve, Kuchan & Champan, with DeWitt, Zeldin & Bigus from 1990 to 1991 and with Husch, Eppenberger, Donahue, Cornfield & Jenkins from 1985 to 1990. From 1983 to 1985, Mr. Kaplan served as Vice President, Assistant General Counsel and Assistant Secretary of Air One, Inc. Mr. Kaplan received his Bachelor of Arts from Antioch University in 1978 and his Juris Doctor and Master of Business Administration degrees from Whittier College in 1982.

Robert O. Lorenz. Mr. Lorenz has been a director of Infinity since January 1, 2004. Mr. Lorenz is a former partner of Arthur Andersen LLP. He served as the managing partner of the Arthur Andersen Oklahoma City office beginning in 1994 and as the managing partner of the Oklahoma practice beginning in 2000. He retired from Arthur Andersen in 2002. He currently serves as a director of Panhandle Royalty Company. Mr. Lorenz is a certified public accountant and holds a bachelor’s degree in business administration.

Leroy C. Richie. Mr. Richie has been a director of Infinity since June 1, 1999. Since September 2000, he has been Chairman and Chief Executive Officer of Q Standards World Wide, Inc. From April 1999 to August 2000, he was President of Capitol Coating Technologies, Inc. From September 1998 to April 1999 he was President of Intrepid World Communications. From January 1998 to September 1998, Mr. Richie reviewed business opportunities and served as Chairman of H.P. Devco and Vice Chairman of Detroit Economic Growth Corp. and Detroit Medical Center. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for that company’s automotive operations from 1986 to 1997. Before joining Chrysler, he served as director of the New York office of the Federal Trade Commission. He has been a member of the board of directors of KerrMcGee Corporation since 1998 and has served as the chairman of the audit committee of the board of directors of that company since January 1, 2003. He has also been a member of the board of directors of J.W. Seligman & Co. since 2000. Mr. Richie received a B.A. from City College of New York and a J.D. from the New York University School of Law.

      The affirmative vote of the holders of a majority of the common stock represented and entitled to vote at the annual meeting is required for the election of directors.
      The Board of Directors unanimously recommends that shareholders vote FOR the election of Stanton E. Ross, James A. Tuell, Elliot M. Kaplan, Robert O. Lorenz, and Leroy C. Richie.
PROPOSAL NO. 2
REINCORPORATION OF INFINITY, INC. IN THE STATE OF DELAWARE
General
      The Board of Directors has unanimously approved and recommends that the shareholders approve the reincorporation of the Company from the State of Colorado to the State of Delaware (the “Reincorporation Proposal”). The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of April 29, 2005 (the “Merger Agreement”), by and between the Company and Infinity Energy Resources, Inc.], a Delaware corporation and a wholly owned subsidiary of the Company (“Infinity-Delaware”). On April 29, 2005, the board of directors of the Company (the “Board of Directors”) unanimously approved the Merger Agreement. On April 29, 2005, the board of directors of Infinity-Delaware unanimously approved the Merger Agreement and on April 29, 2005, the Company, as the sole stockholder of Infinity-Delaware, adopted the Merger Agreement. The Merger Agreement is attached as Appendix A to this proxy statement.

No Change in Business, Jobs, Physical Location, Etc.
      The reincorporation merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.” The reincorporation merger will also result in a change in the name of our company to “Infinity Energy Resources, Inc.” However, the reincorporation merger will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger). Our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with Infinity-Delaware. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation merger. Upon the effective time of the reincorporation merger, your shares of the Company’s Common Stock will be converted into an equal number of shares of Infinity-Delaware Common Stock.
Reasons for the Reincorporation
      Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the “DGCL”) is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Colorado Business Corporation Act (the “CBCA”).
      In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal or tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary for matters relating to corporate issues.
      Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.
      Reincorporation from Colorado to Delaware may also make it easier to attract future candidates willing to serve on our Board of Directors, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.
Infinity-Delaware
      Infinity-Delaware, our wholly owned subsidiary, was incorporated under the DGCL on April 29, 2005 under the name “Infinity Energy Resources, Inc.” exclusively for the purpose of merging with the Company. The address and phone number of Infinity-Delaware’s principal office are the same as those of the Company. Prior to the reincorporation merger, Infinity-Delaware will have no material assets or liabilities and will not have carried on any business.
      Upon completion of the reincorporation merger, the rights of the shareholders of Infinity-Delaware will be governed by the DGCL and the certificate of incorporation and bylaws of Infinity-Delaware (the “Delaware Certificate of Incorporation” and the “Delaware Bylaws,” respectively). The Delaware Certificate of Incorporation and the Delaware Bylaws are attached to this proxy statement as Appendices B and C, respectively. Notwithstanding the foregoing, if the reincorporation merger is completed but Proposal 3 described below under “— Establishment of a Classified Board of Directors” (the “Classified Board

Proposal”) is not approved, Article 5 of the Delaware Certificate of Incorporation will have the alternative provisions set forth in Appendix D (the “Alternative Provisions”).
The Merger Agreement
      The Merger Agreement provides that the Company will merge with and into Infinity-Delaware, with Infinity-Delaware being the surviving corporation. Pursuant to the Merger Agreement, Infinity-Delaware will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing Board of Directors and officers will become the Board of Directors and officers of Infinity-Delaware and our existing subsidiaries will become the subsidiaries of Infinity-Delaware.
      At the effective time of the reincorporation merger, each outstanding share of the Company’s Common Stock will automatically be converted into one share of Infinity-Delaware Common Stock. You will not have to exchange your existing stock certificates of the Company for stock certificates of Infinity-Delaware. However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to Infinity-Delaware’s transfer agent for cancellation and obtain a new certificate.
      Pursuant to the reincorporation merger, Infinity-Delaware will assume all of the Company’s obligations under the 2005 Equity Incentive Plan. Each award of shares of the Company’s Common Stock under the 2005 Equity Incentive Plan, if any, will be converted into an award of shares of Infinity-Delaware Common Stock on the same terms and conditions as in effect immediately prior to the reincorporation, and each outstanding option to purchase shares of Infinity Common Stock under the 2005 Equity Incentive Plan, if any, will be converted into an option to purchase the same number of shares of Infinity-Delaware Common Stock on the same terms and conditions as in effect immediately prior to the reincorporation. Options and rights granted under the 2005 Equity Incentive Plan in the future will be for shares of Infinity-Delaware Common Stock.
      The Merger Agreement was approved by the Board of Directors and the board of directors of Infinity-Delaware and subsequently was adopted by the Company, as the sole stockholder of Infinity-Delaware. Approval of the Reincorporation Proposal (which constitutes approval of the Merger Agreement) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast thereon.
      A vote in favor of the Reincorporation Proposal is a vote to approve the Merger Agreement and therefore the reincorporation merger. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate of Incorporation and the Delaware Bylaws, except that the terms of the Delaware Certificate of Incorporation relating to the classification of directors will apply only if the Classified Board Proposal is approved. If the Reincorporation Proposal is approved but the Classified Board Proposal is not, Article 5 of the Delaware Certificate of Incorporation will be replaced by the Alternative Provisions.
Effective Time
      If the Reincorporation Proposal is approved, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the Merger Agreement) in accordance with Section 7-111-105 of the CBCA and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with Section 252 of the DGCL. However, the Merger Agreement may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of Infinity Common Stock, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.
Effect of Not Obtaining the Required Vote for Approval
      If the Reincorporation Proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Colorado.

Comparison of Shareholder Rights Before and After the Reincorporation
      Because of differences between the CBCA and the DGCL, as well as differences between the Company’s governing documents before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the CBCA and the DGCL, the Articles of Incorporation of the Company (the “Colorado Articles of Incorporation”) and the Bylaws of the Company (the “Colorado Bylaws”) and the Delaware Certificate of Incorporation and the Delaware Bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the DGCL, the Delaware Certificate of Incorporation, the Delaware Bylaws and, where applicable, the Alternative Provisions.

	Infinity	Infinity-Delaware

Authorized Shares	Under the Colorado Articles of Incorporation, the Company is authorized to issue a total of 300,000,000 shares of common stock, par value $.0001 per share, and 5,000,000 shares of preferred stock, no par value.	Under the Delaware Certificate of Incorporation, Infinity-Delaware is authorized to issue 75,000,000 shares of common stock, par value $.0001 per share, and 10,000,000 shares of preferred stock, par value $.0001 per share.

Classification of Directors	The Colorado Articles of Incorporation do not provide for a classified board of directors. Accordingly, under the CBCA, all directors of the Company are elected annually.	As permitted under the DGCL, the Delaware Certificate of Incorporation provides for a classified board of directors. If the Classified Board Proposal is not approved, however, the Alternative Provisions will apply and all directors of Infinity-Delaware will be elected annually. As described below under “— Establishment of a Classified Board of Directors,” the existence of a classified board may make a hostile takeover of a corporation more difficult to complete.

	Infinity	Infinity-Delaware

Removal of Directors	Because the Colorado Articles of Incorporation do not contain any limitation on the removal of directors, shareholders may, under the CBCA, remove directors of the company with or without cause.	Under the DGCL, directors may generally be removed by shareholders with or without cause, except that members of a classified board of directors may be removed only for cause (subject to any contrary provision in the certificate of incorporation). If the Classified Board Proposal is approved, directors of Infinity-Delaware will be subject to removal only for cause. If the Classified Board Proposal is not approved, the Alternative Provisions will apply and directors of Infinity-Delaware will be subject to removal without cause, but only by the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock entitled to vote in an election of directors.

Vacancies on the Board of Directors	Under the CBCA, because the Colorado Articles of Incorporation do not provide otherwise, any vacancies on the Board of Directors may be filled either by the remaining directors or the shareholders.	Under the DGCL and the Delaware Certificate of Incorporation, vacancies on the board of directors of Infinity- Delaware will be filled by the remaining directors.

Number of Directors	Under the CBCA, the number of directors must be specified in a corporation’s bylaws. The Colorado Bylaws state that the Board of Directors is to have between three and five members. The CBCA, like the DGCL, provides that shareholders may amend a corporation’s bylaws without the approval of the board of directors. Accordingly, under the CBCA, shareholders of the Company have the ability to determine the size of the Board of Directors.	The DGCL permits a corporation’s certificate of incorporation to specify the number of directors. Under the Delaware Certificate of Incorporation, the board of directors of Infinity- Delaware is to have between three and seven members. Because, under the DGCL, the Delaware Certificate of Incorporation cannot be amended unless the board of directors of Infinity-Delaware recommends the amendment (see “— Amendment to the Articles (Certificate) of Incorporation”), shareholders will not have the ability to increase the size of the board of directors of Infinity-Delaware to more than seven without the approval of the board.

	Infinity	Infinity-Delaware

Shareholders’ Power to Call Special Meetings	In accordance with the CBCA, the Colorado Bylaws provide that a special meeting of shareholders must be called by the President at the request of holders of not less than 10% of the outstanding shares of the Company.	Under the DGCL, special shareholder meetings may be called by shareholders to the extent authorized by the company’s certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting of shareholders must be called by the president of Infinity-Delaware at the request of holders of not less than 25% of the outstanding shares of Infinity-Delaware. Because the Delaware Certificate of Incorporation provides that the board of directors of Infinity- Delaware has the right to amend or remove the Delaware Bylaws, that provision may be changed or removed by the board in the future.

Notice of Shareholder Nominations for Directors and Business to be Brought Before Meetings	The Colorado Articles of Incorporation and Colorado Bylaws do not contain any provisions regarding advance notice of shareholder nominations of directors or notice of business to be brought before meetings of shareholders.	The Delaware Bylaws provide that no business may be brought before any meeting of shareholders, including the nomination or election of persons to the board of directors, by a shareholder unless the shareholder satisfies certain advance notice requirements. Advance notice of any such business must generally be provided not less than ninety days nor more than one hundred twenty days prior to the date of the meeting, unless public disclosure of the date of the meeting is first made less than one hundred days prior to the date of the meeting, in which case notice by the shareholder must be provided not later than the tenth day following the date on which such public disclosure of the date of the meeting was made. A notice must include specified information concerning the business proposed to be conducted, the shareholder making the proposal and, if applicable, the persons nominated to be elected as directors. Any late or deficient nominations or proposals may be rejected by Infinity-Delaware. See “Corporate Governance-Process for Selecting Nominees for the Board of Directors.”

	Infinity	Infinity-Delaware

Indemnification	Under the Colorado Articles of Incorporation and the CBCA, the Company may, but is generally not required to, indemnify former and current directors, officers, employees, fiduciaries and agents of the Company against expenses incurred in any action brought against those persons as a result of their role with the Company if certain conditions are satisfied. Similarly, the Company may, in some circumstances, advance to a person potentially eligible for indemnification the expenses incurred in defending such an action. The Colorado Articles of Incorporation generally require a person seeking indemnification to have acted in a manner he or she reasonably believed to have been in the best interests of the Company.	The Delaware Certificate of Incorporation provides for mandatory, rather than permissive, indemnification of former or current officers and directors of Infinity-Delaware (or, if the reincorporation merger is completed, the Company) with respect to expenses incurred in any action brought against those persons as a result of their role with Infinity- Delaware (or the Company) if certain conditions are satisfied. Subject to certain conditions, the Delaware Certificate of Incorporation also provides for mandatory advancement of expenses incurred by those persons in defending such an action. Under the DGCL, a person seeking indemnification is generally required to have acted in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation. The Delaware Certificate of Incorporation sets forth procedures for determining the outcome of a claim for indemnification that would generally be expected to be more favorable to the claimant than those contemplated by the Colorado Articles of Incorporation.

	Infinity	Infinity-Delaware

Amendment to the Articles (Certificate) of Incorporation	Pursuant to the CBCA, amendments to the Colorado Articles of Incorporation must be submitted to a shareholder vote if proposed either by the Board of Directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board of Directors need not recommend the amendment to the shareholders if the amendment is proposed by the shareholders or if the Board of Directors determines that because of a conflict of interest or other special circumstances it should make no recommendation with respect to the amendment. Among other consequences, this aspect of the CBCA may limit the effectiveness of any anti-takeover provisions contained in a corporation’s articles of incorporation. The Colorado Articles of Incorporation do not impose any supermajority voting requirements upon proposed amendments to the articles.	Under the DGCL, a proposed amendment to a corporation’s certificate of incorporation may not be submitted to a vote of shareholders without the approval of the board of directors. To the extent the Delaware Certificate of Incorporation includes provisions that would make a hostile takeover of Infinity-Delaware more difficult (including, if the Classified Board Proposal is approved, provisions creating a classified board and preventing the removal of directors without cause), this aspect of the DGCL would prevent those provisions from being amended or removed without the consent of the board of directors of Infinity-Delaware, and may therefore have anti-takeover effects. In addition, the Delaware Certificate of Incorporation provides that certain provisions of the certificate (including those relating to the structure of the board of directors of Infinity-Delaware, the removal of directors from the board and the indemnification of directors and officers) may be amended only with the approval of two-thirds of the shares of stock of Infinity-Delaware entitled to vote in an election of directors.

Business Combination Statute	The CBCA does not contain any business combination provisions.	Section 203 of the DGCL provides for a three-year moratorium on certain business combination transactions with “interested stockholders” (generally, persons who beneficially own 15% or more of the corporation’s outstanding voting stock). Infinity-Delaware has not opted out of Section 203 of the DGCL in the Delaware Certificate of Incorporation.

Franchise Tax	There is no franchise tax in Colorado.	The DGCL requires corporations to pay franchise tax annually (the current maximum is $165,000 a year).
Federal Income Tax Consequences of the Reincorporation Merger
      The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of the Company’s Common Stock. The discussion does not address all federal income tax consequences that may be relevant to a particular holder of shares of the

Company’s Common Stock, or any foreign, state or local tax considerations. Accordingly, holders of the Company’s Common Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.
      The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.
      The Company believes that the reincorporation merger and the resulting reincorporation of the Company from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes, (i) no gain or loss will be recognized by the holders of shares of the Company’s Common Stock upon consummation of the reincorporation merger, (ii) the aggregate tax basis of shares of Infinity-Delaware Common Stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of Infinity Common Stock exchanged in the reincorporation merger and (iii) the holding period of the shares of Infinity-Delaware Common Stock received in the reincorporation merger will include the period for which shares of the Company’s Common Stock were held.
Accounting Treatment of the Reincorporation Merger
      The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and Infinity-Delaware will be treated as the successor to the historical operations of the Company. Accordingly, the historical consolidated financial statements of the Company, which previously have been reported to the SEC on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the consolidated financial statements of Infinity-Delaware.
Regulatory Approval
      To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of the Articles of Merger (including the Merger Agreement) with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Delaware.
      The Board of Directors recommends that shareholders vote FOR the reincorporation of the Company in Delaware.
PROPOSAL 3
ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS
Introduction
      The Board of Directors has unanimously approved and recommends that the shareholders approve the Classified Board Proposal, pursuant to which each member of the Board of Directors will be assigned to one of three classes with staggered terms of office. The Classified Board Proposal, if approved, will be effected pursuant to an amendment to the Colorado Articles of Incorporation or, if the Reincorporation Proposal is also approved, as a result of the reincorporation merger (see “— Reincorporation of Infinity, Inc. in the State of Delaware”).
Description of Proposal
      Under the CBCA and the Colorado Bylaws, the Board of Directors is to have between three and five members, each of whom holds office for a one-year term. If the Classified Board Proposal is approved, the Board of Directors will be divided into three classes with the initial term of office of the first, second and third class to expire at the 2006, 2007 and 2008 annual meeting of shareholders, respectively. At each annual meeting of shareholders after their initial election, directors elected to succeed those directors whose terms have expired will be elected for a three-year tem of office that will expire at the third succeeding annual meeting of shareholders. If the Classified Board Proposal is approved, it is currently intended that our directors would be assigned to classes as follows: Elliot M. Kaplan will be the sole Class I director, with a term expiring at the 2006 annual shareholders’ meeting, James A. Tuell and Robert O. Lorenz will be Class II directors, with terms expiring at the 2007 annual shareholders’ meeting, and Leroy C. Richie and Stanton E. Ross will be Class III directors, with terms expiring at the 2008 annual shareholders’ meeting.
      The terms of the proposed classified board are set forth in Article 5 of the Delaware Certificate of Incorporation, a copy of which is attached as Appendix B to this proxy statement. If the Classified Board Proposal is approved but the Reincorporation Proposal is not approved, the Colorado Articles of Incorporation will be amended to reflect substantially the provisions set forth in Article 5 of the Delaware Certificate of Incorporation.
      The proposed classified board is designed to assure continuity and stability in the Board of Directors by ensuring that at any given time, a majority of the directors will have prior experience with the Company, enhancing their leadership role in supporting the Company. Furthermore, the Board of Directors believes that adoption of a classified board will allow for better protection of the interests of the Company’s shareholders in the event of an unsolicited takeover bid. The proposal is not made in response to any attempt to acquire control of the Company of which the Company is aware. Rather, the Board of Directors wishes as a general matter to protect shareholder investments in the Company by ensuring that unsolicited bidders will not be in a position to place undue pressure on the board or shareholders and to ensure that Board of Directors will have a strong position from which to negotiate with any potential acquiror.
Advantages of a Classified Board
      The Board of Directors believes that the proposed classified board will help to assure the continuity and stability of the Company’s long-term policies, as a majority of the directors at any given time will have prior experience as directors of the Company. The Board of Directors believes that this added continuity will permit more effective long-term strategic planning. In addition, the Board of Directors believes that a classified board will assist it in protecting the interests of the Company’s shareholders in the event of an unsolicited offer to acquire the Company. Because a potential acquiror would ordinarily be able to replace a maximum of one-third of the directors at any one annual meeting, it may be required to nominate new candidates for election as director at two annual meetings in order to take control of the Board of Directors. A potential acquiror would have a significant incentive to negotiate the terms of a transaction with our Board of Directors rather than pursue such a strategy. Accordingly, the Board of Directors believes that the adoption of a classified board would enhance its ability to obtain favorable terms for shareholders in any such transaction. Similarly, the Board of Directors believes that the classified board would better enable it to resist any proposed transaction that it determines is not in the best interests of the Company and its shareholders.
Disadvantages of a Classified Board
      For the reasons discussed in the preceding paragraph, the proposed classified board is expected to make it more difficult for a potential acquiror to obtain control of the Company without the approval of our Board of Directors. While this may have the beneficial effects discussed above, it may also discourage some takeover bids, including some that shareholders believe it would be in their best interests to accept. The classified board would also make it more difficult for shareholders to change the composition of the Board of Directors when they believe such a change would be desirable.
      The Board of Directors unanimously recommends that shareholders vote FOR establishment of a classified Board of Directors.

PROPOSAL NO. 4
APPROVAL OF 2005 EQUITY INCENTIVE PLAN
      At the annual meeting, shareholders will be asked to approve the 2005 Equity Incentive Plan (the “2005 Plan”), which was adopted, subject to shareholder approval, by the board of directors in April 2005. The 2005 Plan is attached hereto as Appendix E and the following description is qualified in its entirety by reference to the 2005 Plan.
      As described in the table on page 8 of this proxy statement, Infinity has existing stock option plans under which stock options may be granted to employees, directors and consultants. If the 2005 Plan is approved by shareholders, Infinity contemplates that future awards may be granted under the 2005 Plan or under any or all of the other unexpired plans.
Description of the 2005 Stock Option Plan
      The purposes of the 2005 Plan are to provide long-term incentives to Infinity’s officers, directors, employees and consultants to exert maximum efforts for the success of Infinity and to attract and retain the services of key individuals. The 2005 Plan provides for an aggregate of four hundred seventy-five thousand (475,000) shares of common stock (“Common Stock”) to be available for issuance. Based on the closing price of our Common Stock on April 27, 2005 of $9.32, the market value of the 475,000 shares was $4,427,000. The 2005 Plan will be terminated no later than June 16, 2015.
      The 2005 Plan permits the award of stock options to any employee, officer, director or consultant of Infinity. Infinity currently has five directors and approximately 115 full-time employees.
      The 2005 Plan will be administered by the board of directors, or one or more committees appointed by the board of directors. (The appropriate acting body, be it the board of directors or a committee within its delegated authority is referred to in this proposal as the “Administrator”). Subject to the terms of the 2005 Plan, the Administrator determines the persons to whom stock options are granted, the number of shares granted, the vesting schedule, if any, and the type of consideration to be paid to Infinity upon the exercise of the stock option.
      The Administrator may grant both incentive stock options, (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options (“NSOs”). ISOs may be granted only to persons who are employees of Infinity while NSOs may also be granted to persons who are directors or consultants. Each option must be granted at an exercise price of no less than 100% of the fair market value of the Common Stock on the date of the grant. The exercise price of ISOs which are granted to a holder of more than 10% of the Common Stock must be equal or greater than 110% of fair market value. Any option granted under the 2005 Plan generally must have a term no greater than ten years but the term of an ISO granted to a holder of more than 10% of the Common Stock cannot exceed five years. The Administrator may also grant awards constituting shares of restricted stock on such terms as the Administrator shall deem appropriate, subject to the terms and conditions of the 2005 Plan.
      The board of directors may, at any time and from time to time, amend the 2005 Plan in any respect provided that no such amendment may become effective without approval of the shareholders if shareholder approval is necessary to satisfy statutory or regulatory requirements, the rules of the NASD or if the board determines that shareholder approval is otherwise necessary or desirable. No amendment shall adversely affect any option holder’s rights and obligations with respect to outstanding stock options under the 2005 Plan without the consent of such award holders.
      Any future benefits under the 2005 Plan will depend on Infinity’s performance and decisions of the Administrator regarding the granting of stock options and restricted shares as well as the fair market value of the Common Stock at various future dates. As a result, it is not possible to determine the benefits that will be received by directors, employees and consultants if the 2005 Plan is approved by the shareholders.

Federal Income Tax Consequences
      The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the 2005 Plan. Because application of the tax laws varies according to individual circumstances, a participant should seek professional tax advice concerning the tax consequences of his or her participation in the 2005 Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.
      Incentive Stock Options. A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, a participant will not recognize taxable income upon exercise of an ISO for regular income tax purposes, but generally will recognize taxable income upon the exercise of an ISO for alternative minimum tax (“AMT”) purposes (see below). A participant who exercises an ISO will recognize taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. If the participant disposes of the shares before the required holding periods have elapsed (a “disqualifying disposition”), the participant is taxed as though he or she had exercised an NSO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of the original spread upon exercise or the excess of the amount realized in the sale of the stock over the original option price. We will not be entitled to a deduction with respect to the ISO or the ISO shares.
      Alternative Minimum Tax. The exercise of an ISO may result in tax liability under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% of “alternative minimum taxable income” in excess of a certain exemption amount, over (b) regular income tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were an NSO, so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed to be income for this purpose and the taxpayer will hold the shares with a tax basis equal to such fair market value on the date of exercise for subsequent AMT purposes. Application of the AMT to any exercise of an ISO and to a disqualifying disposition of shares is complex and will vary depending upon each person’s circumstances. Each holder of an ISO is cautioned to determine the effect, if any, of an ISO exercise before it is made.
      Nonqualified Stock Options. The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted but, upon the exercise of an NSO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by Infinity. The recipient will have a tax basis in the shares equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.
      Restricted Share Awards. A participant who receives a restricted share award does not recognize income at the time of the grant of such award. However, when shares of restricted stock are no longer subject to a substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the shares less the amount paid, if any, for the shares. Alternatively, the participant may elect to recognize income upon the grant of the shares and not at the time the restrictions lapse. The election is made by filing a required notice with the Internal Revenue Service within 30 days from the grant, with a copy to Infinity. We generally are entitled to deduct an amount equal to the income recognized by the grantee at the time the grantee recognizes the income.
      Withholding. Infinity may be required to withhold federal, state or local taxes in connection with any share option or other award under the 2005 Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses Infinity for such amount.

      Change of Control. If there is an acceleration of the exercisability of options upon a change of control, all or a portion of the accelerated awards may constitute “excess parachute payments” under Section 280G of the Code. Generally an employee receiving an excess parachute payment incurs an excise tax of 20% of the amount of the payment in excess of the employee’s average annual compensation over the five calendar years preceding the year of the change of control and Infinity is not entitled to a deduction for such excess amount.
      This summary of the federal income tax consequences of the 2005 Plan is based on present federal tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.
      Approval of the 2005 Plan will require the affirmative vote of the holders of a majority of the Common Stock of Infinity represented in person or by proxy at the meeting.
      The Board of Directors unanimously recommends that shareholders vote FOR approval of the 2005 Equity Incentive Plan.
PROPOSAL NO. 5
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
      The registered independent public accounting firm of Ehrhardt Keefe Steiner & Hottman, P.C. audited the consolidated financial statements of Infinity for the year ended December 31, 2004, and has been recommended by the board of directors pursuant to the recommendation of the Audit Committee to serve as our independent accountants for the current year. At the direction of the board of directors, this appointment is being presented to the shareholders for ratification or rejection at the annual meeting of shareholders. If the shareholders do not ratify the appointment of Ehrhardt Keefe Steiner & Hottman, P.C., the Audit Committee may reconsider, but will not necessarily change, its recommendation.
      We expect that representatives of Ehrhardt Keefe Steiner & Hottman, P.C., will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. We also expect that the representatives will be available to respond to appropriate questions from shareholders.
Auditor Fees
      Ehrhardt Keefe Steiner & Hottman, P.C. billed Infinity the following fees for services provided during the last two fiscal years.

	2004	2003

Audit fees(1)	$110,495	$102,367
Audit-related fees(2)	26,950	4,282
Tax fees(3)	9,500	9,100
All other fees(4)	7,515	36,460

Total fees	$154,460	$152,209

(1)	Audit fees include fees for services rendered for the audit of our annual consolidated financial statements and reviews of quarterly consolidated financial statements. This category includes fees for all services rendered in performance of the annual audit for the period indicated, including services performed after the fiscal year end.

(2)	Audit-related fees include reviews of earnings releases and services performed during the period indicated in connection with the filing of various registration statements with the Securities and Exchange Commission.

(3)	Tax fees include fees for services rendered during the period indicated in connection with the preparation of our tax returns in the United States.

(4)	All other fees include services rendered in consultation on general corporate matters. For 2003, this category also includes consultations performed in connection with certain proposed transactions and Infinity’s financial restructuring.
      The Audit Committee charter includes certain policies and procedures regarding the pre-approval of audit and non-audit services performed by an outside accountant. The Committee is required to pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Securities Exchange Act of 1934 and any rules promulgated thereunder. Pre-approval authority may be delegated to a Committee member or a subcommittee, and any such member or subcommittee shall report any decisions to the full Committee at its next scheduled meeting. One-hundred percent of the services provided under the caption “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were approved by the Audit Committee pursuant to its pre-approval policy as provided in the Audit Committee charter.
      In connection with the audit of the consolidated financial statements for the year ended December 31, 2004, approximately 66% of the hours expended by the principal accountant on the audit engagement were performed by persons other than the principal accountant’s full-time permanent employees.
      The affirmative vote of the holders of a majority of the common stock present in person or represented by proxy at the meeting will be required to ratify the selection of Ehrhardt Keefe Steiner & Hottman, P.C. as Infinity’s registered independent public accounting firm.
      The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman, P.C. as Infinity’s independent registered public accounting firm.
Other Business
      As of the date of this proxy statement, management of Infinity is not aware of any other matter to be presented at the meeting other than as set forth herein. However, if any other matters are properly brought before the meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.
Shareholder Proposals
      Shareholders may present proposals for shareholder actions in the proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Infinity’s action in accordance with the proxy rules. Shareholder proposals prepared in accordance with the proxy rules must be received at the offices of Infinity, 950 Seventeenth Street, Suite 800, Denver, Colorado 80202, no later than January 9, 2006, in order to be included in the proxy statement and proxy relating to the 2006 annual meeting of shareholders.

STANTON E. ROSS
PRESIDENT
Denver, Colorado
May 13, 2005

Appendix A
AGREEMENT AND PLAN OF MERGER
      This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of April 29, 2005, is entered into between Infinity, Inc., a Colorado corporation (the “Company”), and Infinity Energy Resources, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Infinity Delaware”).
Recitals
      WHEREAS, the board of directors of each of the Company and Infinity Delaware deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Infinity Delaware, and that Infinity Delaware be the surviving corporation (the “Reincorporation Merger”); and
      WHEREAS, the Company will submit this Agreement for approval by the holders of shares of its common stock, par value $.0001 per share, of the Company (“Infinity Common Stock”).
      NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agrees as follows:
ARTICLE I
THE REINCORPORATION MERGER; EFFECTIVE TIME
      1.1     The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Infinity Delaware whereupon the separate existence of the Company shall cease. Infinity Delaware shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and in the Colorado Business Corporation Act, as amended (the “CBCA”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, the obligations under the Company’s 2004 Stock Option Plan, and all outstanding indebtedness of the Company.
      1.2     Effective Time. Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and Infinity Delaware shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the “Colorado Articles of Merger”) and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).
ARTICLE II
CHARTER AND BYLAWS OF THE SURVIVING CORPORATION
      2.1     The Certificate of Incorporation. The certificate of incorporation of Infinity Delaware in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

      2.2     The Bylaws. The bylaws of Infinity Delaware in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.
ARTICLE III
OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION
      3.1     Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.
      3.2     Directors. The directors the Company at the Effective Time shall, from and after the Effective Time, be the following: Elliot Kaplan will be the sole Class I director, with a term expiring at the 2006 annual shareholders’ meeting, James Tuell and Robert Lorenz will be Class II directors, with terms expiring at the 2007 annual shareholders’ meeting, and Leroy Richie and Stanton Ross will be Class III directors, with terms expiring at the 2008 annual shareholders’ meeting, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.
ARTICLE IV
EFFECT OF MERGER ON CAPITAL STOCK
      4.1     Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Infinity Delaware or the shareholders of the Company:

(a) Each share of Infinity Common Stock issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.0001, of Infinity Delaware (“Infinity Delaware Common Stock”) and all shares of Infinity Common Stock shall be cancelled and retired and shall cease to exist.

(b) Each option, warrant, purchase right or other security of the Company issued and outstanding immediately prior to the Effective Time, if any, shall be converted into and shall be an identical security of Infinity Delaware. The same number of shares of Infinity Delaware Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of the Infinity Common Stock so reserved as of the Effective Time.

(c) Each share of Infinity Delaware Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.
      4.2     Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Infinity Common Stock or options, warrants, purchase rights or other securities of the Company, if any, shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Infinity Delaware Common Stock, or options, warrants, purchase rights, units or other securities of Infinity Delaware, if any, as the case may be, into which the shares of Infinity Common Stock, or options, warrants, purchase rights or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Infinity Delaware Common Stock, or options, warrants, purchase rights or other securities of Infinity Delaware, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
CONDITION
      5.1     Condition to Each Party’s Obligation to Effect the Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by each of the holders of Infinity Common Stock pursuant to the CBCA and the Articles of Incorporation of the Company.
ARTICLE VI
TERMINATION
      6.1     Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Infinity Delaware, or any of their respective shareholders, directors or officers.
ARTICLE VII
MISCELLANEOUS AND GENERAL
      7.1     Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Infinity Common Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation or (ii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.
      7.2     Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.
      7.3     GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
      7.4     Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.
      7.5     No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.
      7.6     Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
      7.7     Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.
[SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

INFINITY, INC.
a Colorado corporation

By:	/s/ James A. Tuell

Name: James A. Tuell

Title:	Executive Vice President

INFINITY ENERGY RESOURCES, INC.,
a Delaware corporation

By:	/s/ James A. Tuell

Name: James A. Tuell

Title:	Executive Vice President

Appendix B
CERTIFICATE OF INCORPORATION
OF
INFINITY ENERGY RESOURCES, INC.

ARTICLE 1
NAME
      The name of the corporation is Infinity Energy Resources, Inc. (the “Company”).
ARTICLE 2
REGISTERED AGENT
      The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Trust Company.
ARTICLE 3
PURPOSE
      The purpose of the Company is to engage in any lawful act or activity for which a Corporation may be organized under the General Corporation Law of Delaware, as amended (the “DGCL”).
ARTICLE 4
CAPITAL STOCK
      4.1     Common Stock.
      (a) The total number of shares of common stock, par value $.0001 per share, that the Company is authorized to issue is 75,000,000.
      (b) Each holder of common stock shall be entitled to one vote for each share of common stock held on all matters as to which holders of common stock shall be entitled to vote. Except for and subject to those preferences, rights, and privileges expressly granted to the holders of all classes of stock at the time outstanding having prior rights, and any series of preferred stock which may from time to time come into existence, and except as may be otherwise provided by the laws of the State of Delaware, the holders of common stock shall have exclusively all other rights of stockholders of the Company, including, but not limited to, (i) the right to receive dividends when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon the dissolution and liquidation of the Company, the right to receive ratably and equally all of the assets of the Company remaining after the payment to the holders of preferred stock of the specific amounts, if any, which they are entitled to receive as may be provided herein or pursuant hereto.
      4.2     Preferred Stock.
      (a) The total number of shares of preferred stock, par value $.0001 per share, that the Company is authorized to issue is 10,000,000.
      (b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, subject to the limitations prescribed by law and in accordance with the provisions hereof, including but not limited to the following:

(1) The designation of the series and the number of shares to constitute the series.

(2) The dividend rate of the series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

(3) Whether the shares of the series shall be subject to redemption by the corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption.

(4) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of the series.

(5) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange.

(6) The extent, if any, to which the holders of the shares of the series shall be entitled to vote with respect to the election of directors or otherwise.

(7) The restrictions, if any, on the issue or reissue of any additional preferred stock.

(8) The rights of the holders of the shares of the series upon the dissolution, liquidation, or winding up of the corporation.
ARTICLE 5
DIRECTORS
      5.1     Authority, Number and Election of Directors. The affairs of the Company shall be conducted by the Board of Directors. The number of directors of the Company shall be fixed from time to time in the manner provided in the bylaws of the Company and may be increased or decreased from time to time in the manner provided in the bylaws; provided, however, that, except as otherwise provided in this Article 5, the number of directors shall not be less than three or more than seven. Election of directors need not be by written ballot except and to the extent provided in the bylaws. The directors shall be divided into three classes designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the number of directors constituting the entire Board of Directors. The term of office of the initial Class I directors will expire in 2006, the term of office of the initial Class II directors will expire in 2007 and the term of office of the initial Class III directors will expire in 2008. Initial class assignments shall be determined by the Board of Directors. At each annual meeting of stockholders, successors to the directors whose terms expired at that annual meeting shall be elected for a three-year term. If the number of directors changes, any increase or decrease shall be apportioned among the classes such that the number of directors in each class shall remain as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualified, subject, however, to such director’s prior death, resignation, retirement, disqualification or removal from office.
      In the event that the holders of any class or series of preferred stock shall be entitled, by a separate class vote, to elect directors as may be specified pursuant to Article 4, then the provisions of such class or series of stock with respect to their rights shall apply. The number of directors that may be elected by the holders of any such class or series of preferred stock shall be in addition to the number fixed pursuant to the preceding paragraph of this Article 5.

      5.2     Removal. Subject to any rights of the holders of any series of preferred stock, a director may be removed from office by the stockholders prior to the expiration of his or her term of office only for cause.
      5.3     Quorum. A quorum of the Board of Directors for the transaction of business shall not consist of less than a majority of the total number of directors, except as otherwise may be provided in this Certificate of Incorporation or in the bylaws with respect to filling vacancies.
      5.4     Newly Created Directorships and Vacancies. Except as otherwise fixed pursuant to the rights of the holders of any class or series of preferred stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, or by a sole remaining director, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the new directorship which was created or in which the vacancy occurred and until such director’s successor shall have been elected and qualified.
ARTICLE 6
BYLAWS
      Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend and rescind any or all of the bylaws of the Company.
ARTICLE 7
STOCKHOLDERS
      7.1     Meetings. Meetings of stockholders may be held within or without the State of Delaware, as determined by the Board of Directors. Each meeting of stockholders will be held on the date and at the time and place determined by the Board of Directors. Except as otherwise required by law and subject to the rights of the holders of any class or series of preferred stock, special meetings of the stockholders may be called only by the chairman of the board, the chief executive officer, the president or any officer of the Company upon the written request of a majority of the Board of Directors, or as provided in the bylaws.
      7.2     Action by Written Consent. Action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, by written consent, only if all the stockholders entitled to vote on such action consent in writing to the action.
ARTICLE 8
VOTING REQUIREMENT
      Notwithstanding any other provisions of this Certificate of Incorporation or of the bylaws of the Company (and notwithstanding the fact that a lesser percentage may be otherwise specified by law, this Certificate of Incorporation or the bylaws), the affirmative vote of the holders of not less than sixty six and two-thirds percent (66 2/3%) of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (considered for this purpose as one class), shall be required to amend or repeal or adopt any provisions inconsistent with Articles 5, 8, 9 or 10 of this Certificate of Incorporation.
ARTICLE 9
LIABILITY OF OFFICERS AND DIRECTORS
      9.1     General. A director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended.
      9.2     Amendment. No amendment, modification or repeal of this Article 9 shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.
ARTICLE 10
INDEMNIFICATION
      10.1     General. The Company shall indemnify to the fullest extent permitted by and in the manner permissible under the DGCL, as amended from time to time (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), any person made, or threatened to be made, a party to any threatened, pending or completed action, suit, or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person (a) is or was a director or officer of the Company or any predecessor of the Company or (b) is or was a director or officer of the Company or any predecessor of the Company and served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee or agent at the request of the Company or any predecessor of the Company; provided, however, that except as provided in Section 10.4, the Company shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors.
      10.2     Advancement of Expenses. The right to indemnification conferred in this Article 10 shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Company within twenty days after the receipt by the Company of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article 10 or otherwise.
      10.3     Procedure for Indemnification. To obtain indemnification under this Article 10, a claimant shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 10.3, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (a) if requested by the claimant or if there are no Disinterested Directors (as hereinafter defined), by Independent Counsel (as hereinafter defined), or (b) by a majority vote of the Disinterested Directors, even though less than a quorum, or by a majority vote of a committee of Disinterested Directors designated by a majority vote of Disinterested Directors, even though less than a quorum. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.
      10.4     Certain Remedies. If a claim under Section 10.1 is not paid in full by the Company within thirty days after a written claim pursuant to Section 10.3 has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Company) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Company (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.
      10.5     Binding Effect. If a determination shall have been made pursuant to Section 10.3 that the claimant is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.4.
      10.6     Validity of this Article. The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.4 that the procedures and presumptions of this Article 10 are not valid, binding and enforceable and shall stipulate in such proceeding that the Company is bound by all the provisions of this Article 10.
      10.7     Nonexclusivity, etc. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 10 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this Article 10 shall in any way diminish or adversely affect the rights of any present or former director, officer, employee or agent of the Company or any predecessor thereof hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.
      10.8     Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.
      10.9     Indemnification of Other Persons. The Company may grant rights to indemnification, and rights to be paid by the Company the expenses incurred in defending any proceeding in advance of its final disposition, to any present or former employee or agent of the Company or any predecessor of the Company to the fullest extent of the provisions of this Article 10 with respect to the indemnification and advancement of expenses of directors and officers of the Company.
      10.10     Severability. If any provision or provisions of this Article 10 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article 10 (including, without limitation, each portion of any paragraph of this Article 10 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article 10 (including, without limitation, each such portion of any paragraph of this Article 10 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
      10.11     Certain Definitions. For purposes of this Article 10:

(a) “Disinterested Director” means a director of the Company who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(b) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner that is experienced in matters of corporation law and shall include any such person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or the claimant in an action to determine the claimant’s rights under this Article 10. Independent Counsel shall be selected by the Board of Directors.

ARTICLE 11
INITIAL DIRECTORS
      11.1     Incorporator. The name and mailing address of the incorporator is Katelin R. Oakley, Esq., c/o Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202. Immediately upon filing of this certificate, the powers of the incorporator shall cease.
      11.2     Initial Director. The names and mailing addresses of the initial directors are Stanton E. Ross, c/o Infinity, Inc., 1401 W. Main Street, Suite C, Chanute, Kansas 66720, James A. Tuell and James A. Dean, each c/o Infinity, Inc., 950 Seventeenth Street, Suite 800, Denver, Colorado 80202.
      IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinbefore named, do hereby further certify that the facts hereinabove stated are truly set forth and, accordingly, I have hereunto set my hand this 26th day of April, 2005.

Katelin R. Oakley
Incorporator

Appendix C
BYLAWS
OF
INFINITY ENERGY RESOURCES, INC.
Adopted April 29, 2005

ARTICLE 1
OFFICES
      The registered office of Infinity Energy Resources, Inc. (the “Company”) in the State of Delaware will be as provided for in the Certificate of Incorporation of the Company (the “Certificate of Incorporation”). The Company will have offices at such other places as the Board of Directors may from time to time determine.
ARTICLE 2
STOCKHOLDERS
      2.1     Annual Meetings. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting will be held on the date and at the time fixed, from time to time, by resolution of the Board of Directors.
      2.2     Special Meetings. Except as otherwise required by law, special meetings of stockholders may be called by those persons specified in the Certificate of Incorporation and shall be called by the Secretary of the Company upon the written request of stockholders owning of record 25% or more of the capital stock of the Company entitled to vote generally in the election of directors. Any such written request shall set forth the purpose of the proposed meeting and shall include all relevant information contemplated by Section 2.5. Business transacted at any special meeting of stockholders shall be limited to those matters properly set forth in the written request and as to which all information required pursuant to Section 2.5 has been timely provided.
      2.3     Notice of Meeting. Written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than ten nor more than sixty days before the date of the meeting, except as otherwise required by law or the Certificate of Incorporation, either personally or by mail, prepaid telegram, telex, facsimile transmission, cablegram or overnight courier, to each stockholder of record entitled to vote at such meeting. If mailed, such notice will be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the stockholder at the stockholder’s address as it appears on the stock records of the Company.
      2.4     Waiver. Attendance of a stockholder of the Company, either in person or by proxy, at any meeting, whether annual or special, will constitute a waiver of notice of such meeting, except where a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice of any such meeting signed by a stockholder or stockholders entitled to such notice, whether before, at or after the time for notice or the time of the meeting, will be equivalent to notice. Neither the business to be transacted at, nor the purposes of, any meeting need be specified in any written waiver of notice.
      2.5     Notice of Business to be Transacted at Meetings of Stockholders. No business may be transacted at any meeting of stockholders, including the nomination or election of persons to the Board of Directors, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof) with respect to an annual meeting or a special meeting called by any of the persons specified in Section 7.1 of the Certificate of

Incorporation, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the meeting by any stockholder of the Corporation (1) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.5 and on the record date for the determination of stockholders entitled to vote at such meeting and (2) who complies with the notice procedures set forth in this Section 2.5. In addition to any other applicable requirements, for business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.
      (a) To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety days nor more than one hundred twenty days prior to the date of the meeting; provided, however, that (1) in the event that public disclosure of the date of the meeting is first made less than one hundred days prior to the date of the meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such public disclosure of the date of the meeting was made and (2) the foregoing notwithstanding, with respect to a special meeting called at the written request of stockholders pursuant to Section 2.2, any notice submitted by a stockholder making the request must be provided simultaneously with such request.
      (b) To be in proper written form, a stockholder’s notice to the Secretary regarding any business other than nominations of persons for election to the Board of Directors must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.
      (c) To be in proper written form, a stockholder’s notice to the Secretary regarding nominations of persons for election to the Board of Directors must set forth (a) as to each proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the nominee and (iv) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
      (d) No business shall be conducted at any meeting of stockholders, and no person nominated by a stockholder shall be eligible for election as a director, unless proper notice was given with respect to the proposed action in compliance with the procedures set forth in this Section 2.5. Determinations of the chairman of the meeting as to whether those procedures were complied with in a particular case shall be final and binding.

      2.6     Quorum. Except as otherwise required by law, the Certificate of Incorporation or these bylaws, the holders of not less than a majority of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, will constitute a quorum, and the act of the majority of such quorum will be deemed the act of the stockholders, except with respect to the election of directors. If a quorum is not present at any meeting, the chairman of the meeting may adjourn the meeting from time to time, without notice if the time and place are announced at the meeting, until a quorum will be present. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.
      2.7     Procedure. The order of business and all other matters of procedure at every meeting of the stockholders may be determined by the chairman of the meeting. The chairman of any meeting of the stockholders shall be the chairman of the Board of Directors or, in his or her absence, the most senior officer of the Company present at the meeting.
ARTICLE 3
DIRECTORS
      3.1     Number. Subject to the provisions of the Certificate of Incorporation, the number of directors will be fixed from time to time exclusively by resolutions adopted by the Board of Directors.
      3.2     Regular Meetings. The Board of Directors shall meet immediately after, and at the same place as, the annual meeting of the stockholders, provided a quorum is present, and no notice of such meeting will be necessary in order to legally constitute the meeting. Regular meetings of the Board of Directors will be held at such times and places as the Board of Directors may from time to time determine.
      3.3     Special Meetings. Special meetings of the Board of Directors may be called at any time, at any place and for any purpose by the chairman of the board, the chief executive officer, or by a majority of the Board of Directors.
      3.4     Notice of Meetings. Notice of regular meetings of the Board of Directors need not be given. Notice of every special meeting of the Board of Directors will be given to each director at his usual place of business or at such other address as will have been furnished by him for such purpose. Such notice will be properly and timely given if it is (a) deposited in the United States mail not later than the third calendar day preceding the date of the meeting or (b) personally delivered, telegraphed, sent by facsimile transmission or communicated by telephone at least twenty-four hours before the time of the meeting. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.
      3.5     Waiver. Attendance of a director at a meeting of the Board of Directors will constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice signed by a director or directors entitled to such notice, whether before, at, or after the time for notice or the time of the meeting, will be equivalent to the giving of such notice.
      3.6     Quorum. Except as may be otherwise provided by law, the Certificate of Incorporation or these bylaws, the presence of a majority of the directors then in office will be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at a meeting at which a quorum is present will be deemed the act of the Board of Directors. Less than a quorum may adjourn any meeting of the Board of Directors from time to time without notice.
      3.7     Participation in Meetings by Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation will constitute presence in person at such meeting.

      3.8     Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee. Any such consent may be in counterparts and will be effective on the date of the last signature thereon unless otherwise provided therein.
ARTICLE 4
COMMITTEES
      4.1     Designation of Committees. The Board of Directors may establish committees for the performance of delegated or designated functions to the extent permitted by law, each committee to consist of one or more directors of the Company. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member.
      4.2     Committee Powers and Authority. Except to the extent otherwise required by law, the Board of Directors may provide, by resolution or by amendment to these bylaws, that a committee may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Company.
ARTICLE 5
OFFICERS
      5.1     Number. The officers of the Company will be appointed or elected by the Board of Directors. The officers will be a chief executive officer, a president, such number, if any, of executive vice presidents as the Board of Directors may from time to time determine, such number, if any, of vice presidents as the Board of Directors may from time to time determine, a secretary, such number, if any, of assistant secretaries as the Board of Directors may from time to time determine, and a treasurer. Any person may hold two or more offices at the same time.
      5.2     Additional Officers. The Board of Directors may appoint such other officers as it may deem appropriate.
      5.3     Term of Office; Resignation. All officers, agents and employees of the Company will hold their respective offices or positions at the pleasure of the Board of Directors and may be removed at any time by the Board of Directors with or without cause. Any officer may resign at any time by giving written notice of his resignation to the chief executive officer, the president, or to the secretary, and acceptance of such resignation will not be necessary to make it effective unless the notice so provides. Any vacancy occurring in any office will be filled by the Board of Directors.
      5.4     Duties. The officers of the Company will perform the duties and exercise the powers as may be assigned to them from time to time by the Board of Directors or the president and chief executive officer.
ARTICLE 6
CAPITAL STOCK
      6.1     Certificates. The Board of Directors may authorize the issuance of stock in certificated or uncertificated form. Each stockholder of the Company, upon written request, will be entitled to a certificate or certificates signed by or in the name of the Company by (a) the chief executive officer or the president and (b) the secretary or an assistant secretary, certifying the number of shares of stock of the Company owned by such stockholder. Any or all the signatures on the certificate may be a facsimile.

      6.2     Registered Stockholders. The Company will be entitled to treat the holder of record of any share or shares of stock of the Company as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has actual or other notice thereof, except as provided by law.
      6.3     Cancellation of Certificates. All certificates surrendered to the Company will be canceled and, except in the case of lost, stolen or destroyed certificates, no new certificates will be issued until the former certificate or certificates for the same number of shares of the same class of stock have been surrendered and canceled.
      6.4     Lost, Stolen, or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact in a form acceptable to the Board of Directors by the person claiming the certificate or certificates to be lost, stolen or destroyed. In its discretion, and as a condition precedent to the issuance of any such new certificate or certificates, the Board of Directors may require that the owner of such lost, stolen or destroyed certificate or certificates, or such person’s legal representative, give the Company and its transfer agent or agents, registrar or registrars a bond in such form and amount as the Board of Directors may direct as indemnity against any claim that may be made against the Company and its transfer agent or agents, registrar or registrars on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.
ARTICLE 7
FISCAL YEAR
      7.1     Fiscal Year. The fiscal year for the Company will end on the 31st of December of each year.
ARTICLE 8
AMENDMENTS
      8.1     Amendments. Subject to the provisions of the Certificate of Incorporation, these bylaws may be altered, amended, or repealed at any annual meeting of the stockholders or at any special meeting of the stockholders duly called for that purpose by a majority vote of the shares represented and entitled to vote at such meeting. Subject to the laws of the State of Delaware, the Certificate of Incorporation and these bylaws, the Board of Directors may amend these bylaws or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Company.

Appendix D
ALTERNATE PROVISIONS
      5.1     Authority, Number and Election of Directors. The business and affairs of the Company shall be conducted by or under the direction of the Board of Directors. The number of directors of the Company shall be fixed from time to time in the manner provided in the bylaws and may be increased or decreased from time to time in the manner provided in the bylaws; provided, however, that, except as otherwise provided in this Article 5, the number of directors shall not be less than three or more than seven. Election of directors need not be by written ballot except and to the extent provided in the bylaws of the Company. In the event that the holders of any class or series of preferred stock shall be entitled, by a separate class vote, to elect directors as may be specified pursuant to Article 4, then the provisions of such class or series of stock with respect to their rights shall apply. The number of directors that may be elected by the holders of any such class or series of preferred stock shall be in addition to the number fixed pursuant to the preceding paragraph of this Article 5.
      5.2     Removal of Directors. Subject to any rights of the holders of any series of preferred stock, any director may be removed from office at any time, but only by the affirmative vote of the holders of not less than sixty six and two-thirds percent (66 2/3%) of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (considered for this purpose as one class).

D-1

Appendix E
INFINITY, INC.
2005 EQUITY INCENTIVE PLAN
475,000 SHARES
      This Equity Incentive Plan was adopted this 17th day of April 2005, by Infinity, Inc., a Colorado corporation, upon the following terms and conditions:
      1.     Definitions. Except as otherwise expressly provided in this Plan, the following capitalized terms shall have the respective meanings hereafter ascribed to them:

(a) “Board” shall mean the Board of Directors of the Company;

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended;

(c) “Consultant” shall mean a person who provides services to the Company as an independent contractor;

(d) “Company” means Infinity, Inc. and each and all of any present and future subsidiaries;

(e) “Date of Grant” shall mean, for each participant in the Plan, the date on which the Board approves the specific grant to that participant under the plan;

(f) “Employee” shall be an employee of the Company or any subsidiary of the Company;

(g) “Grantee” shall mean the recipient of an Incentive Stock Option, a Non-statutory Option or a Restricted Share Award under the Plan;

(h) “Incentive Stock Option” shall refer to a stock option which qualifies under Section 422 of the Code;

(i) “Non-statutory Option” shall mean an option which is not an Incentive Stock Option;

(j) “Restricted Share Award” shall mean a right any right to acquire restricted shares under the Plan;

(k) “Shares” shall mean the Company’s common stock, $.0001 par value;

(l) “Shareholders” shall mean owners of record of any Shares.
      2.     Purpose. The purpose of this Equity Incentive Plan (the “Plan”) is two-fold. First, the Plan will further the interests of the Company and its shareholders by providing incentives in the form of stock options or restricted shares (each a “Share Award”) to employees who contribute materially to the success and profitability of the Company. Share Awards will be granted to recognize and reward outstanding individual performances and contributions and will give selected employees an interest in the Company parallel to that of the shareholders, thus enhancing their proprietary interest in the Company’s continued success and progress. This program also will enable the Company to attract and retain experienced employees. Second, the Plan will provide the Company flexibility and the means to reward directors and consultants who render valuable contributions to the Company.
      3.     Administration. This Plan will be administered by the Board. The Board has the exclusive power to select the participants in this Plan, fix the awards to each participant, and make all other determinations necessary or advisable under the Plan, to determine whether the performance of an eligible employee warrants an award under this Plan, and to determine the amount and duration of the award. The Board has full and exclusive power to construe and interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to take all actions necessary or advisable for this Plan’s administration. The Board shall have full power and authority to determine, and at the time such option is granted shall clearly set forth, whether the option shall be an Incentive Stock Option or a Non-statutory Option. Any such determination made by the Board will be final and binding on all persons. A member of the Board will not be liable for performing any act or making any determination required by or pursuant to the Plan, if such act or determination is made in good faith. The Board has the authority to set up a committee of directors to administer the Plan and to delegate whichever of the above powers it determines.
      4.     Participants. Any employee, officer, director or consultant that the Board, in its sole discretion, designates is eligible to participate in this Plan. However, only employees of the Company shall be eligible to receive grants of Incentive Stock Options. The Board’s designation of a person as a participant in any year does not require the Board to designate that person to receive an award under this Plan in any other year or, if so designated, to receive the same award as any other participant in any year. The Board may consider such factors as it deems pertinent in selecting participants and in determining the amount of their respective awards, including, but without being limited to: (a) the financial condition of the Company; (b) expected profits for the current or future years; (c) the contributions of a prospective participant to the profitability and success of the Company; and (d) the adequacy of the prospective participant’s other compensation. The Board, in its discretion, may grant benefits to a participant under this Plan, even though stock, stock options, stock appreciation rights or other benefits previously were granted to him under this or another plan of the Company, whether or not the previously granted benefits have been exercised, but the participant may hold such options only on the terms and subject to the restrictions hereafter set forth. Subject to the foregoing limitation, a person who has participated in another benefit plan of the Company may also participate in this Plan.
      5.     Option Awards. Awards of options to acquire Shares under this Plan, if any, will be granted described below.
      (a) Limitations. Upon the exercise of an option, the Company shall deliver to the participant certificates representing authorized but unissued Shares. The cumulative total number of shares which may be subject to options issued and outstanding pursuant to this Plan is limited to 475,000 shares. This amount will be automatically adjusted in accordance with Section 17 of this Plan. If an option is terminated, in whole or in part, for any reason other than its exercise, the Board may reallocate the shares subject to that option (or to the part thereof so terminated) to one or more other options to be granted under this Plan.
      (b) Expiration. Any Incentive Stock Option granted under this Plan shall automatically expire ten years after the Date of Grant or at such earlier time as may be described in Section 6 or directed by the Board in the grant of the option. Notwithstanding the preceding sentence, no Incentive Stock Option granted to a Shareholder who owns, as of the Date of Grant, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall, in any event, be exercisable after the expiration of five years from the Date of Grant. For the purpose of determining under any provision of this Plan whether a shareholder owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, such shareholder shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants, and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.
      (c) Option Exercise Price. Each option shall state the option price, which shall be not less than 100% of the fair market value of the Shares on the Date of Grant or the par value thereof whichever is greater. Notwithstanding the preceding sentence, in the case of a grant of an Incentive Stock Option to an employee who, as of the Date of Grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, the option price shall not be less than 110% of the fair market value of the Shares on the Date of Grant or the par value thereof, whichever is greater.
      During such time as the Shares are not traded in any securities market, the fair market value per share shall be determined by a good faith effort of the Board, using its best efforts and judgment. During such time as the Shares are traded in a securities market but not listed upon an established stock exchange, the fair market value per share shall be the highest closing bid price in the securities market in which it is traded on the Date of Grant, as reported by the National Association of Securities Dealers, Inc. If the Shares are listed upon an established stock exchange or exchanges such fair market value shall be deemed to be the highest closing price on such stock exchange or exchanges on the Date of Grant, or if no sale of any Shares shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale. Subject to the foregoing, the Board shall have full authority and discretion in fixing the option price and shall be fully protected in doing so.
      (d) Maximum Option Exercise. The aggregate fair market value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all such plans of the Company and its parent or subsidiary, if any) shall not exceed $100,000. For purposes of this Section 5, the value of stock acquired through the exercise of Non-statutory Options shall not be included in the computation of the aggregate fair market value.
      6.     Exercise of Options.
      (a) No stock option granted under this Plan may be exercised before the Grantee’s completion of such period of services as may be specified by the Board on the Date of Grant. Furthermore, the timing of the exercise of any option granted under this Plan may be subject to a vesting schedule based upon years of service or an expiration schedule as may be specified by the Board on the Date of Grant. Thereafter, or if no such period is specified subject to the provisions of subsections (c), (d), (e), (f) and (g) of this Section 6, the Grantee may exercise the option in full or in part at any time until expiration of the option.
      A Grantee cannot exercise an Incentive Stock Option granted under this Plan unless, at the time of exercise, he has been continuously employed by the Company since the date the option was granted. The Board may decide in each case to what extent bona fide leaves of absence for illness, temporary disability, government or military service, or other reasons will not be deemed to interrupt continuous employment.
      (b) Unless an Option specifically provides to the contrary, all options granted under this Plan shall immediately become exercisable in full in the event of the consummation of any of the following transactions:

(i) A merger or acquisition in which the Company is not the surviving entity;

(ii) The sale, transfer or other disposition of all or substantially all of the assets of the Company; or

(iii) Any merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company’s outstanding voting stock is issued to holders different from those who held the stock immediately prior to such merger.
      (c) Except as provided in subsections (d), (e) and (f) of this Section 6, a Grantee cannot exercise an Incentive Stock Option after he ceases to be an employee of the Company, unless the Board, in its sole discretion, grants the recipient an extension of time to exercise the Incentive Stock Option after cessation of employment. The extension of time of exercise that may be granted by the Board under this subsection (c) shall not exceed three months after the date on which the Grantee ceases to be an employee and in no case shall extend beyond the stated expiration date of the option.
      (d) If the employment of a Grantee is terminated by the Company for a cause as defined in subsection (i) of this Section 6, all rights to any stock option granted under this Plan shall terminate, including but not limited to the ability to exercise such stock options.
      (e) If a Grantee ceases to be an employee as a result of retirement, he may exercise the Incentive Stock Option within three months after the date on which he ceases to be an employee (but no later than the stated expiration date of the option) to the extent that the Incentive Stock Option was exercisable when he ceased to be an employee. An employee shall be regarded as retired if he terminates employment after his sixty-fifth birthday.
      (f) If a Grantee ceases to be an employee because of disability (within the meaning of Section 105(d)(4) of the Code), or if a Grantee dies, and if at the time of the Grantee’s disability or death he was entitled to exercise an Incentive Stock Option granted under this Plan, the Incentive Stock Option can be exercised within 12 months after his death or termination of employment on account of disability (but no later than the stated expiration date of the option), by the Grantee in the case of disability or, in case of death, by his personal representative, estate or the person who acquired by gift, bequest or inheritance his right to exercise the Incentive Stock Option. Such options can be exercised only as to the number of shares for which they could have been exercised at the time the Grantee died or became disabled.
      (g) With respect to Non-statutory Options granted to Board members, the Board may provide on the Date of the Grant that such options will expire a specified number of days after such Board member ceases to be a member of the Board. In the absence of any such provision, the option will expire on the stated expiration date of the option.
      (h) Any stock option granted under the Plan will terminate, as a whole or in part, to the extent that, in accordance with this Section 6, it no longer can be exercised.
      (i) For purposes of this Section 6, “cause” shall mean the following:

(1) Fraud or criminal misconduct;

(2) Gross negligence;

(3) Willful or continuing disregard for the safety or soundness of the Company;

(4) Willful or continuing violation of the published rules of the Company.
      (j) Notice. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Board (which need not be the same for each Grantee), stating the number of shares being purchased, the restrictions imposed on the shares, if any, and such representations and agreements regarding Grantee’s investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.
      (k) Payment. Payment for the shares may be made in cash (by check) or, where approved by the Board in its sole discretion and where permitted by law: (a) by cancellation of indebtedness of the Company to the Grantee; (b) by surrender of shares of common stock of the Company having a Fair Market Value equal to the applicable exercise price of the Option that have been owned by Grantee for more than six months (and which have been paid for within the meaning of the Securities and Exchange Commission (“SEC”) Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Grantee in the open public market; (c) by waiver of compensation due or accrued to Grantee for services rendered; (d) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from Grantee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Grantee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company’s stock exists, through a “margin” commitment from Grantee and an NASD Dealer whereby Grantee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.
      (l) Taxes; Compliance with Law; Approval of Regulatory Bodies. The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any amount payable or shares deliverable under this Plan and the Company may defer making payment on delivery until it is indemnified to its satisfaction for that tax. Stock options are exercisable, and shares can be delivered under this Plan, only in compliance with all applicable federal and sate laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company’s shares are listed at any time. Any certificate issued pursuant to options granted under this Plan shall bear such legends and statements as the Board deems advisable to assure compliance with federal and state laws and regulations. No option may be exercised, and shares may not be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Board deems advisable.

      Specifically, in the event that the Company deems it necessary or desirable to file a registration statement with the Securities and Exchange Commission or any State Securities Commission, no option granted under the Plan may be exercised, and shares may not be issued, until the Company has obtained the consent or approval of such Commission.
      In the case of the exercise of an option by a person or estate acquiring by bequest or inheritance the right to exercise such option, the Board may require reasonable evidence as to the ownership of the option and may require such consents and releases of taxing authorities as the Board deems advisable.
      7.     Restricted Share Awards. Each restricted share award agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted share award agreements may change from time to time, and the terms and conditions of separate restricted share award agreements need not be identical, but each restricted share award agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a) Consideration. A restricted share award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an affiliate of the Company for its benefit.

(b) Vesting. Common Stock awarded under the restricted share award agreement may (A) be subject to a vesting schedule to be determined by the Board, or (B) be fully vested at the time of grant.

(c) Termination of Grantee’s Service. Unless otherwise provided in the restricted share award agreement, in the event a Grantee’s service terminates prior to a vesting date set forth in the restricted share award agreement, any unvested restricted share award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Grantee nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted share award. Notwithstanding the foregoing, unless otherwise provided in the restricted share award agreement, in the event a Grantee’s service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) Retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted share award shall vest immediately upon such date.

(d) Transferability. Rights to acquire Common Stock under the restricted share award agreement shall be transferable by the Grantee only upon such terms and conditions as are set forth in the restricted share award agreement, as the Board shall determine in its discretion, so long as Ordinary Shares awarded under the restricted share award agreement remain subject to the terms of the restricted share award agreement.
      8.     Assignability. No Share Award granted under this Plan is transferable other than by will or the laws of descent and distribution. Each Share Award is exercisable during the life of the Grantee only by him.
      9.     Tenure. A participant’s right, if any, to continue to serve the Company as an officer, employee or otherwise, will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company to terminate at any time the employment or affiliation of any participant for cause or otherwise.
      10.     Amendment and Termination of Plan. The Board may alter, amend or terminate this Plan from time to time without approval of the shareholders. However, without the approval of the shareholders, no amendment will be effective that:

(a) materially increases the benefits accruing to participants under the Plan;

(b) increases the cumulative number of shares that may be delivered upon the exercise of options granted under the Plan or the aggregate fair market value of options which a participant may exercise in any calendar year;

(c) materially modifies the eligibility requirements for participation in the Plan; or

(d) amends the requirements of paragraphs (a)-(c) of this Section 10.
      Any amendment, whether with or without the approval of shareholders, that alters the terms or provisions of an option granted before the amendment will be effective only with the consent of the participant to whom the option was granted or the holder currently entitled to exercise it, except for adjustments expressly authorized by this Plan.
      11.     Expenses of Plan. The expenses of the Plan will be borne by the Company.
      12.     Duration of Plan. Share Awards may only be granted under this Plan during the ten years immediately following the earlier of the adoption of the Plan or its approval by the Shareholders. Share Awards granted during that ten year period will remain valid thereafter in accordance with their terms and the provisions of this Plan.
      13.     Other Provisions. The award agreements authorized under the Plan shall contain such other provisions including, without limitation, restrictions upon the exercise of the option, as the Board shall deem advisable. Any such option agreements, which are intended to be “Incentive Stock Options” shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an “Incentive Stock Option” as defined in Section 422 of the Code.
      14.     Indemnification of the Board. In addition to such other rights of indemnification as they may have as directors, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director is liable for negligence or misconduct in the performance of his duties.
      15.     Application of Funds. The proceeds received by the Company from the sale of stock pursuant to options granted under this Plan will be used for general corporate purposes.
      16.     No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the Grantee to exercise such option.
      17.     Adjustment Upon Change of Shares. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other event affecting shares of the Company occurs, then the number and class of shares to which options are authorized to be granted under this Plan, the number and class of shares then subject to options previously granted under this Plan, and the price per share payable upon exercise of each option outstanding under this Plan shall be equitably adjusted by the Board to reflect such changes.
      18.     Number and Gender. Unless otherwise clearly indicated in this Plan, words in the singular or plural shall include the plural and singular, respectively, where they would so apply, and words in the masculine or neuter gender shall include the feminine, masculine or neuter gender where applicable.
      19.     Applicable Law. The validity, interpretation and enforcement of this Plan are governed in all respects by the laws of Colorado.
      20.     Effective Date of Plan. This Plan shall not take effect until adopted by the Board. This Plan shall terminate if it is not approved by the shareholders of the capital stock of the Company, which approval must occur within the period beginning twelve months before and ending twelve months after the Plan is adopted by the Board.

INFINITY, INC.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Stanton E. Ross and James A. Tuell with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote as designated below, all the shares of common stock of Infinity, Inc. held of record by the undersigned at the close of business on April 29, 2005, at the annual meeting of shareholders to be held on June 16, 2005, or any adjournment thereof, hereby revoking all former proxies.

1.	Election of directors:

☐	FOR all nominees listed below (except as marked to the contrary)

☐	WITHHOLD authority to vote for all the nominees listed below:

Stanton E. Ross	James A. Tuell
Elliot M. Kaplan	Robert O. Lorenz
Leroy C. Richie

INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee’s name above.

2.	Approval of reincorporation of Infinity, Inc. in Delaware.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approval of the establishment of a classified board of directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Approval of the 2005 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	The ratification of the appointment of Ehrhardt Keefe Steiner & Hottman, P.C., as Infinity’s independent registered public accounting firm.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	To transact such other business as may properly come before the meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 5.

      SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER’S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

      The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders, proxy statement and annual report.

      Dated:                     , 2005.

Signature(s) of Shareholder(s)

Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFINITY, INC.
PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED
ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN
PERSON IF YOU ATTEND THE MEETING.